UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 10, 2004

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

Item 12. Results of Operations and Financial Condition

On August 10, 2004, the Company issued a press release announcing information regarding its operational statistics for the month ended July 31, 2004, a copy of which is attached as Exhibit 99.17. On August 10, 2004, the Company also made available an updated version of its thirteen-month statistical data report on its website, www.countrywide.com, a copy of which is attached as Exhibit 99.18.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION

Dated: August 10, 2004	By: /S/ STANFORD L. KURLAND Stanford L. Kurland President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.17	Press Release issued by Countrywide Financial Corporation (the “Company”) pertaining to its operational statistics for the month ended July 31, 2004.

99.18	Thirteen-month statistical data report made available by the Company on its website.

Exhibit 99.17

NEWS	COUNTRYWIDE FINANCIAL

INVESTOR CONTACT:	(818) 225-3550 David Bigelow or Lisa Riordan

MEDIA CONTACT:	(800) 796-8448

For Immediate Release

COUNTRYWIDE REPORTS JULY 2004 OPERATIONAL DATA

– YEAR-TO-DATE LOAN PRODUCTION EXCEEDS $200 BILLION –

– PIPELINE OF APPLICATIONS-IN-PROCESS REMAINS STRONG AT $48 BILLION –

– SERVICING PORTFOLIO HITS $747 BILLION –

CALABASAS, CA (August 10, 2004) – Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended July 31, 2004. Highlights included the following:

  Loan fundings were $30 billion for the month, a decline of 7 percent from the prior month, and a decrease of 43 percent from July 2003, which was the single largest funding month in the Company’s history. Year-to-date funding volume reached $206 billion.
  Monthly purchase activity rose modestly over last month’s record high, marking a new milestone at $18 billion. On a year-over-year basis, monthly purchase fundings advanced 31 percent over July 2003. Year-to-date purchase volume was $95 billion, exceeding the $86 billion in purchase volume achieved in all of calendar 2002.
  Demand for adjustable-rate, home equity and subprime loans remained strong.
-	Adjustable-rate fundings of $17 billion were 98 percent greater than the same month last year and accounted for 57 percent of total loan volume. This brought year-to-date adjustable-rate volume to $99 billion, surpassing the $92 billion produced in calendar 2003.

-	Home equity fundings reached a record $2.8 billion, rising 68 percent over July 2003, driving year-to-date volume to $15 billion.

-	Subprime volume grew 119 percent over July 2003 to $3.8 billion. Year-to-date subprime volume of $20 billion surpassed total subprime volume in calendar 2003.

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2-2-2

  As compared to the prior month, average daily application volume grew by 5 percent to $2 billion due to a greater level of home purchase activity, which fueled a 2 percent increase in the pipeline of applications-in-process to $48 billion. However, as a result of lower refinance activity when compared to July 2003, average daily application volume was down 21 percent and the pipeline of applications-in-process fell by 32 percent.
  The servicing portfolio hit a record $747 billion, advancing $102 billion since the beginning of the year and 30 percent, or $170 billion, since July 2003.
  Securities trading volume of $267 billion for the month of July was down 18 percent from July 2003, driven primarily by the lower level of mortgage production as compared to the same time last year. This brought year-to-date trading volume to $1.8 trillion.
  Total assets at Countrywide Bank grew by 103 percent over July 2003 and rose 5 percent over last month to $29 billion.
  Net earned premiums at Balboa of $67 million were 3 percent higher than July 2003 and up 5 percent over the prior month.
  Sub-servicing volume at Global Home Loans of $110 billion was 16 percent greater than July 2003.

“July marked another month of solid operational performance for Countrywide,” said Stanford L. Kurland, President and Chief Operating Officer. “Our loan production efforts were notable, as year-to-date funding volume surpassed the $200 billion level, and new monthly volume records were achieved in purchase, home equity and subprime production. The pipeline of applications-in-process continues to be robust at $48 billion, fueled by a surge in home purchase activity late in the month. Looking ahead, the 20 basis point decline in the 10-year U.S. Treasury yield that occurred during the first week of August is likely to increase near-term mortgage application activity.

“The servicing portfolio continued its uninterrupted climb, reaching $747 billion,” Kurland continued. “Importantly, Countrywide remained the #1 mortgage lender in the second quarter and rose to become the second largest servicer, according to recently released data from Inside Mortgage Finance. Our growing strength in Mortgage Banking, coupled with sound performance from our Diversified Businesses, continues to enhance Countrywide’s position to perform well in a variety of interest rate environments.”

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3-3-3

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 2000 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global operations, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; and Global Home Loans, a U.K. mortgage banking joint venture in which Countrywide holds a majority interest.

For more information about the Company, visit Countrywide’s website at www.countrywide.com.

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                     Month Ended                  Year-to-Date
                                         -----------------------------------    ----------------
                                            July 31,            July 31,           July 31,
                                              2004                2003               2004
                                         ----------------    ---------------    ----------------
LOAN PRODUCTION
---------------
Average Daily Loan Applications                $   2,006          $   2,529
Mortgage Loan Pipeline (loans in process)     $   48,142         $   70,377

Consumer Markets Division Fundings             $   8,841         $   12,911          $   62,634
Wholesale Lending Division Fundings                5,376             10,531              40,862
Correspondent Lending Division Fundings           10,405             24,258              77,100
Capital Markets Fundings                           2,396              2,884              10,319
Treasury Bank Fundings (2)                         2,686              1,255              14,656
                                         ----------------    ---------------    ----------------
Total Loan Fundings                           $   29,704         $   51,839          $  205,571
                                         ----------------    ---------------    ----------------

Consumer Markets Division Units                   63,813             94,839             451,144
Wholesale Lending Division Units                  30,710             58,930             230,726
Correspondent Lending Division Units              60,992            139,360             437,414
Capital Markets Units                              9,949             11,922              39,923
Treasury Bank Units                               26,236             17,376             151,343
                                         ----------------    ---------------    ----------------
Total Loan Units                                 191,700            322,427           1,310,550
                                         ----------------    ---------------    ----------------

Purchase Fundings (3)                         $   17,541         $   13,352          $   95,117
Non-purchase Fundings (3)                         12,163             38,487             110,454
                                         ----------------    ---------------    ----------------
Total Loan Fundings                           $   29,704         $   51,839          $  205,571
                                         ----------------    ---------------    ----------------

Government Fundings                            $   1,039          $   2,790           $   8,692
ARM Fundings                                  $   17,021          $   8,580          $   99,407
Home Equity Fundings                           $   2,838          $   1,694          $   15,428
Subprime Fundings                              $   3,785          $   1,726          $   20,231

LOAN CLOSING SERVICES (units)
-----------------------------
Credit Reports                                   630,223            624,949           4,281,524
Flood Determinations                             243,241            308,255           1,605,857
Appraisals                                        62,732             68,677             412,103
Automated Property Valuation Services            467,030            416,691           3,006,553
Other                                             13,252             12,791             103,572
                                         ----------------    ---------------    ----------------
Total Units                                    1,416,478          1,431,363           9,409,609
                                         ----------------    ---------------    ----------------

LOAN SERVICING (4)
---------------
Volume                                        $  746,905         $  576,670
Units                                          5,668,620          4,678,947
Subservicing Volume (5)                       $   16,843         $   11,645
Subservicing Units                               172,602            143,937
Prepayments in Full                           $   12,430         $   33,361          $  109,319
Bulk Servicing Acquisitions                    $   4,187           $    345          $   17,684
Portfolio Delinquency (%) - CHL (6)                3.51%              3.78%
Foreclosures Pending (%) - CHL (6)                 0.37%              0.46%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                    Month Ended                  Year-to-Date
                                          ----------------------------------    ----------------
                                            July 31,            July 31,           July 31,
                                              2004                2003               2004
                                          ---------------    ---------------    ----------------
INSURANCE
---------
Net Premiums Earned:
Carrier                                         $     54           $     54            $    361
Reinsurance                                           13                 11                  89
                                          ---------------    ---------------    ----------------
Total Net Premiums Earned                       $     67           $     65            $    450
                                          ---------------    ---------------    ----------------

CAPITAL MARKETS
---------------
Securities Trading Volume (7)                 $  266,645         $  326,751         $ 1,838,660

BANKING
-------
Assets Held by Treasury Bank (in billions)     $    28.6          $    14.1

GLOBAL OPERATIONS
-----------------
Global Home Loans Subservicing
Volume (in billions)                            $    110           $     95

Period-end Rates
----------------
10-Year U.S. Treasury Yield                       4.477%             4.476%
FNMA 30-Year Fixed Rate MBS Coupon                5.484%             5.722%

Number of Working Days in the Period
                                                      21                 22                 147
(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the Company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the Company. Such financial statements are provided by the Company quarterly. The Company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.
(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.
(4)	Includes warehouse loans and loans under subservicing agreements for other clients.
(5)	Subservicing volume for other clients.
(6)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(7)	Includes trades with Mortgage Banking Division.

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Exhibit 99.18
Countrywide Financial Corporation
Rolling Thirteen Months Statistical Data
($ in millions)

                                   Jul-03    Aug-03    Sep-03    Oct-03     Nov-03    Dec-03    Jan-04    Feb-04    Mar-04    Apr-04     May-04    Jun-04    Jul-04        YTD
                                   ------    ------    ------    ------     ------    ------    ------    ------    ------    ------     ------    ------    ------        ---
LOAN PRODUCTION
---------------
Number of Working Days in the
Period                                  22        21        21         23        19        22        20        19        23         22        20        22        21          147
Average Daily Loan Applications     $2,529    $1,808    $1,858     $1,564    $1,479    $1,339    $1,776    $1,968    $2,455     $2,041    $1,945    $1,905    $2,006       $2,022
Mortgage Loan Pipeline
(loans-in-process)                 $70,377   $53,576   $47,182    $42,650   $38,841   $32,969   $38,354   $43,760   $57,422    $54,836   $49,675   $47,317   $48,142

Consumer Markets Division
Fundings                           $12,911   $12,283    $9,392     $8,198    $6,954    $7,670    $6,211    $7,326    $9,522    $11,115    $9,815    $9,804    $8,841      $62,634
Wholesale Lending Division
Fundings                            10,531     7,222     5,632      6,235     4,725     4,902     3,844     4,801     6,993      7,727     6,208     5,913     5,376       40,862
Correspondent Lending Division
Fundings                            24,258    17,870    13,225     10,908     8,598     9,390     8,240     8,518    12,029     14,362    11,986    11,560    10,405       77,100
Capital Markets Fundings             2,884     2,059     3,066      2,314       829     1,489     1,013     1,046     1,265        494     1,875     2,230     2,396       10,319
Treasury Bank Fundings (1)           1,255     1,541     1,802      1,310     1,100     1,698     1,312     1,582     2,502      2,147     1,931     2,496     2,686       14,656
                                  --------- --------- --------- ---------- --------- --------- --------- --------- --------- ---------- --------- --------- --------- -- ---------
Total Loan Fundings                $51,839   $40,975   $33,117    $28,965   $22,206   $25,149   $20,620   $23,273   $32,311    $35,845   $31,815   $32,003   $29,704     $205,571
                                  ========= ========= ========= ========== ========= ========= ========= ========= ========= ========== ========= ========= ========= == =========

Consumer Markets Division Units     94,839    92,465    74,566     67,213    57,058    61,031    49,154    54,962    68,664     75,880    68,759    69,912    63,813      451,144
Wholesale Lending Division Units    58,930    42,036    34,660     38,255    28,887    29,638    22,685    27,880    39,820     42,114    34,247    33,270    30,710      230,726
Correspondent Lending Division
Units                              139,360   104,396    81,376     67,709    52,969    57,079    49,694    50,250    67,815     77,570    65,425    65,668    60,992      437,414
Capital Markets Units               11,922     6,303     9,718      9,266     4,629     6,357     4,680     3,491     5,114      1,463     6,740     8,486     9,949       39,923
Treasury Bank Units                 17,376    18,060    18,352     14,938    13,257    16,861    14,681    16,760    23,351     21,909    21,779    26,627    26,236      151,343
                                  --------- --------- --------- ---------- --------- --------- --------- --------- --------- ---------- --------- --------- --------- -- ---------
Total Loan Units                   322,427   263,260   218,672    197,381   156,800   170,966   140,894   153,343   204,764    218,936   196,950   203,963   191,700     1,310,550
                                  ========= ========= ========= ========== ========= ========= ========= ========= ========= ========== ========= ========= ========= == =========

Purchase Fundings (2)              $13,352   $12,571   $12,719    $12,366    $9,852   $12,115    $9,274    $9,226   $13,127    $13,883   $14,575   $17,491   $17,541      $95,117
Non-purchase Fundings (2)           38,487    28,404    20,398     16,599    12,354    13,034    11,346    14,047    19,184     21,962    17,240    14,512    12,163      110,454
                                  --------- --------- --------- ---------- --------- --------- --------- --------- --------- ---------- --------- --------- --------- -- ---------
Total Loan Fundings                $51,839   $40,975   $33,117    $28,965   $22,206   $25,149   $20,620   $23,273   $32,311    $35,845   $31,815   $32,003   $29,704     $205,571
                                  ========= ========= ========= ========== ========= ========= ========= ========= ========= ========== ========= ========= ========= == =========

Government Fundings                 $2,790    $2,505    $2,093     $1,774    $1,370    $1,343    $1,161    $1,117    $1,530     $1,491    $1,235    $1,119    $1,039       $8,692
ARM Fundings                        $8,580   $10,011   $10,072    $10,676    $8,487    $9,679    $9,478   $10,293   $13,872    $15,739   $15,745   $17,259   $17,021      $99,407
Home Equity Fundings                $1,694    $1,697    $1,680     $1,752    $1,620    $1,805    $1,564    $1,637    $2,088     $2,242    $2,272    $2,787    $2,838      $15,428
Subprime Fundings                   $1,726    $1,654    $2,158     $2,424    $2,029    $2,257    $2,009    $2,124    $2,759     $2,765    $3,044    $3,745    $3,785      $20,231

LOAN CLOSING SERVICES (units)
-----------------------------
Credit Reports                     624,949   492,787   499,431    518,308   420,843   405,336   533,055   547,704   738,113    626,142   574,524   631,763   630,223     4,281,524
Flood Determinations               308,255   234,552   222,890    217,134   173,044   172,325   188,682   195,380   277,958    246,580   214,494   239,522   243,241     1,605,857
Appraisals                          68,677    60,025    51,507     53,783    44,475    47,004    44,146    51,425    69,074     65,975    58,912    59,839    62,732      412,103
Automated Property Valuation
Services                           416,691   349,978   358,983    399,559   314,886   319,220   333,803   356,077   439,015    473,601   456,663   480,364   467,030     3,006,553
Other                               12,791    12,566    11,769     11,457     9,741    12,096    14,750    14,218    16,379     16,058    13,583    15,332    13,252      103,572
                                  --------- --------- --------- ---------- --------- --------- --------- --------- --------- ---------- --------- --------- --------- -- ---------
Total Units                       1,431,363 1,149,908 1,144,580 1,200,241   962,989   955,981  1,114,436 1,164,804 1,540,539 1,428,356  1,318,176 1,426,820 1,416,478    9,409,609
                                  ========= ========= ========= ========== ========= ========= ========= ========= ========= ========== ========= ========= ========= == =========
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

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Countrywide Financial Corporation
Rolling Thirteen Months Statistical Data
($ in millions)

LOAN SERVICING (3)
------------------
Volume                           $576,670  $591,905  $606,095  $621,000  $631,470  $644,855  $657,541  $669,076  $682,848  $693,768  $706,943  $726,227  $746,905
Units                            4,678,947 4,760,141 4,834,943 4,923,935 5,001,743 5,080,621 5,162,726 5,234,634 5,313,058 5,372,526 5,443,555 5,547,050 5,668,620

Subservicing Volume (4)           $11,645   $11,483   $11,446   $11,921   $13,671   $14,404   $15,871   $15,548   $15,307   $15,028   $15,289   $16,027   $16,843
Subservicing Units                143,937   142,527   128,326   139,983   157,785   159,357   166,923   163,190   166,514   163,842   163,931   163,396   172,602

Prepayments in Full               $33,361   $25,236   $17,463   $14,315   $11,403   $11,845    $9,387   $13,090   $18,317   $23,557   $17,593   $14,945   $12,430      $109,319
Bulk Servicing Acquisitions          $345      $341      $581    $1,845      $144    $1,054    $3,706    $3,123    $2,349    $1,122    $1,563    $1,634    $4,187       $17,684

Portfolio Delinquency - CHL (5)     3.78%     3.77%     3.81%     3.54%     3.90%     3.91%     3.71%     3.71%     3.20%     3.19%     3.49%     3.48%     3.51%
Foreclosures Pending - CHL (5)      0.46%     0.46%     0.45%     0.50%     0.43%     0.43%     0.43%     0.44%     0.42%     0.38%     0.36%     0.37%     0.37%

INSURANCE
---------
Net Premiums Earned:
Carrier                               $54       $55       $51       $59       $54       $51       $56       $52       $50       $50       $48       $51       $54          $361
Reinsurance                            11        11        10        11        13        13        12        13        12        13        13        13        13            89
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------    ----------
Total Net Premiums Earned             $65       $66       $61       $70       $67       $64       $68       $65       $62       $63       $61       $64       $67          $450
                                 ========= ========= ========= ========= ========= ========= ========= ========= ========= ========= ========= ========= =========    ==========

CAPITAL MARKETS
---------------
Securities Trading Volume (6)    $326,751  $255,513  $240,154  $208,429  $196,586  $179,390  $192,618  $221,082  $276,738  $274,862  $292,116  $314,599  $266,645     $1,838,660

BANKING
-------
Assets Held by Treasury Bank
(in billions)                       $14.1     $15.1     $16.4     $17.1     $17.7     $19.4     $20.3     $21.8     $23.7     $24.9     $25.6     $27.2     $28.6

GLOBAL OPERATIONS
-----------------
Global Home Loans Subservicing
Volume (in billions)                  $95       $93       $98      $100      $103      $106      $109      $112      $111      $108      $111      $110      $110

Workforce Head Count: (7)
-------------------------
Loan Originations                  20,903    20,447    19,251    18,968    18,812    18,897    18,989    19,364    20,529    21,696    22,400    23,035    23,114
Loan Servicing                      6,003     6,002     6,111     6,087     6,098     6,069     6,017     5,870     5,802     5,828     5,864     5,908     5,910
Loan Closing Services               1,115     1,065       956       955       952       931       941       952       926       938       993     1,019     1,049
Insurance                           1,819     1,851     1,904     1,882     1,856     1,823     1,781     1,768     1,762     1,809     1,822     1,826     1,854
Capital Markets                       429       440       452       470       476       477       484       491       494       513       517       529       540
Global Operations                   1,898     1,897     1,962     1,965     1,997     1,981     1,899     1,948     1,993     1,961     1,965     1,955     1,929
Banking                               876       808       804       787       810       813       803       823       849       888       956     1,003     1,015
Corporate Overhead & Other          3,270     3,238     3,309     3,282     3,282     3,307     3,347     3,366     3,389     3,441     3,529     3,660     3,814
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Total Workforce Head Count         36,313    35,748    34,749    34,396    34,283    34,298    34,261    34,582    35,744    37,074    38,046    38,935    39,225
                                 ========= ========= ========= ========= ========= ========= ========= ========= ========= ========= ========= ========= =========

Period-end Rates
----------------
10-Year U.S. Treasury Yield        4.476%    4.458%    3.939%    4.301%    4.322%    4.261%    4.138%    3.984%    3.840%    4.499%    4.655%    4.610%    4.477%
FNMA 30-Year Fixed Rate MBS Coupon 5.722%    5.670%    5.012%    5.335%    5.410%    5.276%    5.192%    5.001%    4.937%    5.592%    5.752%    5.589%    5.484%
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.
(4)	Subservicing volume for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with Mortgage Banking Division.
(7)	Workforce Head Count includes full-time employees, contract, and temporary help.